Exhibit E

QUEENSLAND TREASURY CORPORATION

GLOBAL A$ BOND FACILITY

A$20,000,000,000

AMENDED AND RESTATED

FISCAL AGENCY AGREEMENT

among

QUEENSLAND TREASURY CORPORATION,

DEUTSCHE BANK AG LONDON, as

Fiscal Agent and London Paying, Transfer and Authenticating Agent,

DEUTSCHE BANK LUXEMBOURG S.A., as

Luxembourg Paying and Transfer Agent, and

DEUTSCHE BANK TRUST COMPANY AMERICAS, as

New York Paying, Transfer and Authenticating Agent

Dated as of December [•], 2009

-i-

AMENDED AND RESTATED FISCAL AGENCY AGREEMENT, dated as of December [—], 2009, among Queensland Treasury Corporation (the “Corporation”), a corporation solely constituted by the Under Treasurer pursuant to the Statutory Bodies Financial Arrangements Act 1982 and continued in existence pursuant to the Queensland Treasury Corporation Act 1988 of the State of Queensland, Commonwealth of Australia, Deutsche Bank AG, a corporation domiciled in Frankfurt am Main, Germany, operating in the United Kingdom under branch number HR000005, acting through its London branch at Winchester House, 1 Great Winchester Street, London EC2N 2DB (“Deutsche Bank AG London”), as Fiscal Agent, Authenticating Agent and London Paying and Transfer Agent, Deutsche Bank Luxembourg S.A. of 2 Boulevard Konrad Adenauer, L-1115 Luxembourg, a bank under the laws of the Grand Duchy of Luxembourg, as Luxembourg Paying and Transfer Agent and Deutsche Bank Trust Company Americas, a company organized and existing under the laws of the State of New York, as New York Paying, Transfer and Authenticating Agent.

SECTION 1. Securities Issuable in Series.

(a) The Corporation may issue its notes, bonds, debentures or other evidences of indebtedness (the “Securities”) in separate series from time to time (each such series of Securities being hereinafter referred to as a “Series” or the “Securities of a Series”). All Securities will be direct, unconditional, unsecured and general obligations of the Corporation and each Series will rank pari passu with all other Series. The aggregate principal amount of the Securities of all Series which may be outstanding at any time is unlimited. The text of the Securities of a Series delivered to the Fiscal Agent (as hereinafter defined in Section 2) for authentication on original issuance pursuant to Section 3 shall establish (i) the designation of the Securities of such Series (which shall distinguish the Securities of such Series from all other Series or identify such Securities as part of a previously issued Series); (ii) any limit upon the aggregate principal amount of the Securities of such Series which may be authenticated and delivered under this Agreement (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such Series pursuant to the provisions of this Agreement or the Securities of such Series); (iii) the date or dates on which the principal of and premium, if any, on the Securities of such Series are payable and the record date or dates for the determination of holders of the Securities of such Series to whom such principal and premium, if any, is payable; (iv) the rate or rates at which the Securities of such Series shall bear interest, if any, or the manner in which such rate or rates will be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of holders of the Securities of such Series to whom such interest is payable; (v) the place or places where, and currencies in which, the principal of and any premium and interest on the Securities of such Series is payable; (vi) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of such Series may be redeemed, in whole or in part, at the option of the Corporation or otherwise; (vii) the obligation, if any, of the Corporation to redeem, purchase or repay Securities of such Series and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of such Series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation; (viii) the denominations in which Securities of such Series shall be issuable; (ix) whether any Securities of such Series are to be issuable initially in temporary global form or issuable in permanent global form and, if so, whether beneficial owners of interests in any such permanent global Security of such Series may exchange such interests for Definitive Securities of such Series of like tenor of any other authorized form and denomination and the circumstances under which any such exchanges may occur; (x) any covenants or agreements of the Corporation and events, if any, which give rise to the right of a holder of a Security of such Series to accelerate the maturity of such Security; (xi) procedures relating to the transferability of the Securities for fully paid domestic inscribed stock of the Corporation; and (xii) any other terms of the Securities of such Series. All Securities of a particular Series shall be otherwise substantially identical except as to denomination and as provided herein.

(b) The Securities of a Series to be issued in registered form without coupons will be issuable in the denominations specified in the text of the Securities of such Series, substantially in the form of Exhibit A hereto. In addition to, or in lieu of, the form attached hereto, the Securities of a Series (including any Temporary Global Security permitted by Section 1(c) or any permanent global Security) may be issued in such other form or forms as shall be established in or pursuant to the order of the Corporation signed by the Under Treasurer or Acting Under Treasurer of the State of Queensland, Commonwealth of Australia or such other person as the Under Treasurer or Acting Under Treasurer of the State of Queensland, Commonwealth of Australia appoints in writing (“Authorized Official”). The Securities of a Series may also have such additional provisions, omissions, variations or substitutions as are not inconsistent with the provisions of this Agreement or of such order, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with the rules of any securities exchange or governmental agency or as may, consistently herewith, be determined and provided by the officials of the Corporation executing such securities as evidenced by their execution of such Securities.

(c) Until Definitive Securities of a Series shall be prepared, the Corporation may execute, and there shall be authenticated and delivered, in accordance with the provisions of Section 3 (in lieu of Definitive Securities of such Series), Temporary Securities of such Series which are printed, typewritten or otherwise produced, in any authorized denominations, substantially of the tenor of the Definitive Securities in lieu of which they are issued. Such Temporary Securities of a Series (including interests in any Temporary Global Security) shall be subject to the same limitations and conditions and entitled to the same rights and benefits as Definitive Securities of such Series, except as provided herein or therein. Temporary Securities of a Series shall be exchangeable for Definitive Securities of such Series when the latter shall be ready for delivery; and upon the surrender for exchange of such Temporary Securities of a Series, the Corporation, at its own expense, shall execute and there shall be authenticated and delivered, in accordance with the provisions of Section 5 and 6, in exchange for such Securities of a Series a like aggregate principal amount of Definitive Securities of such Series of the appropriate form, maturity and denomination.

(d) This Section 1(d) shall apply only to global Securities of a Series deposited with or on behalf of a depositary located in the United States (a “U.S. Depositary”), except as may otherwise be provided in a Corporation Order (as defined in Section 3).

Notwithstanding clause (ix) of Section 1(a), any such Security of a Series issuable in global form shall represent such of the outstanding Securities of such Series as shall be specified therein and may provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced to reflect transfers of Securities for domestic inscribed stock of the Corporation pursuant to the terms thereof. If the Corporation shall establish in a Corporation Order that the Securities of a Series are to be issued in whole in the form of one or more registered global Securities deposited with or on behalf of a U.S. Depositary, then the Corporation shall execute and the Authenticating Agent (as defined in Section 2) shall, in accordance with this Section (1)(d) and the Corporation Order with respect to such Series, authenticate and deliver one or more global Securities in substantially the form of Exhibit B hereto or such other form as may be established pursuant to the Corporation Order that (i) shall be registered in the name of the U.S. Depositary for such global Security or Securities or the nominee of such U.S. Depositary, (ii) shall be delivered by the Authenticating Agent to such U.S. Depositary or pursuant to such U.S. Depositary’s instruction and (iii) except as otherwise provided in the Corporation Order shall bear a legend substantially to the following effect:

“Unless this certificate is presented by an authorized representative of [insert name and address of Depositary] to the Corporation or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [insert name of nominee of Depositary] or such other name as requested by an authorized representative of [insert name of nominee of Depositary], ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL because the registered owner hereof, [insert name of nominee of Depositary], has an interest herein”.

Members of, or participants in, a U.S. Depositary (“Agent Members”) shall have no rights under this Amended and Restated Fiscal Agency Agreement with respect to any global Security held on their behalf by a U.S. Depositary or under the global Security, and such U.S. Depositary may be treated by the Corporation, the Fiscal Agent, and any agent of the Corporation or the Fiscal Agent as the owner of such global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Fiscal Agent, or any agent of the Corporation or the Fiscal Agent, from giving effect and the Corporation and the Fiscal Agent will, subject to applicable laws, give effect to any written certification, proxy or other authorization furnished by a U.S. Depositary as provided in Section 5(b) or impair, as between a U.S. Depositary and its Agents Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

SECTION 2. Fiscal Agent; Other Agents; Administrative Procedures.

The Corporation appoints Deutsche Bank AG London, currently having a corporate trust office at Winchester House, 1 Great Winchester Street, London, EC2N 2DB, as fiscal agent (the “Fiscal Agent”), as paying agent in London (the “London Paying Agent”), as transfer agent in London (the “London Transfer Agent”) and as authenticating agent in London (the “London Authenticating Agent”) of the Corporation in respect of the Securities upon the terms and subject to the conditions herein set forth, and Deutsche Bank AG London hereby accepts such appointments. Deutsche Bank AG London and any successor or successors as such fiscal agent qualified and appointed in accordance with Section 9 hereof are herein called the “Fiscal Agent”. The Fiscal Agent shall have the powers and authority granted to and conferred upon it herein and in the Securities and such further powers and authority to act on behalf of the Corporation as may be mutually agreed upon by the Corporation and the Fiscal Agent. All of the terms and provisions with respect to such powers and authority contained in the Securities are subject to and governed by the terms and provisions hereof. The Corporation reserves the right to appoint, at its discretion, agents for the payment of principal of and any premium and interest on the Securities of a Series at such place or places outside of the Commonwealth of Australia or any State or

Territory thereof, as the Corporation may determine. The Corporation shall notify the Fiscal Agent of its appointment of any such agent in writing.

Deutsche Bank Trust Company Americas, acting through its corporate trust and agency services office at 60 Wall Street, New York, New York, 10005, shall act as a paying agent in the State of New York (the “New York Paying Agent”), as transfer agent in New York (the “New York Transfer Agent”) and as authenticating agent in the State of New York (the “New York Authenticating Agent” and, together with the London Authenticating Agent, the “Authenticating Agents”) in respect of the Securities and Deutsche Bank Luxembourg S.A., acting through its corporate trust office at 2 Boulevard Konrad Adenauer, L-1115 Luxembourg, shall act as a paying agent in Luxembourg (the “Luxembourg Paying Agent” and, together with the London Paying Agent and the New York Paying Agent, the “Paying Agents”) and as transfer agent in Luxembourg (the “Luxembourg Transfer Agent” and, together with the London Transfer Agent and the New York Transfer Agent, the “Transfer Agents”) in respect of the Securities, each on behalf of the Fiscal Agent pursuant to Section 3.

The Corporation hereby appoints Deutsche Bank Trust Company Americas acting through its corporate trust and agency services office at 60 Wall Street, New York, New York to act as transfer agent in New York and Deutsche Bank Luxembourg S.A., acting through its corporate trust office at 2 Boulevard Konrad Adenauer, L-1115 Luxembourg, shall act as a transfer agent in Luxembourg, each in respect of Securities which, in accordance with their terms, may be transferred for domestic inscribed stock of the Corporation and Deutsche Bank Trust Company Americas and Deutsche Bank Luxembourg S.A. each hereby accept such appointments.

Each holder of a Security having the benefit of the Deed of Guarantee in Respect of the Australian Government Guarantee of State and Territory Borrowing dated July 24, 2009 (the “Commonwealth Guarantee”) (each such Security, a “Commonwealth Guaranteed Security”), by its acceptance of a Commonwealth Guaranteed Security, will be deemed to appoint the Fiscal Agent as such holder’s duly authorized attorney and agent (the “Claims Agent”) in respect of such Commonwealth Guarantee. In the event of any failure by the Corporation and the Treasurer of Queensland (as guarantor of the Securities) (the “Guarantor”) to make any payment when due in respect of such Commonwealth Guaranteed Security, the Claims Agent, on behalf of holders, shall, subject to and in accordance with the terms and conditions of this Agreement, submit a claim in the name and on behalf of such holder to the

Commonwealth under the Commonwealth Guarantee in accordance with the Australian Government Guarantee of State and Territory Borrowing Scheme Rules (the “Scheme Rules”). The Fiscal Agent hereby accepts such appointment. The Corporation has agreed to reimburse the Fiscal Agent for its costs and expenses, including reasonable fees and disbursements of counsel, incurred in connection with the making of any such claims on behalf of the holders of Commonwealth Guaranteed Securities.

Administrative Procedures (“Procedures”) with respect to some or all of the Securities may be agreed upon from time to time in writing by the Fiscal Agent and the Corporation. The Fiscal Agent and the Corporation agree to perform the respective duties and obligations specifically provided to be performed by them in any Procedures (including the “Claims Agent Operating Procedures” described in Section 4(d) of this Agreement).

SECTION 3. Execution; Authentication and Delivery; Dating.

(a) The Securities shall be executed on behalf of the Corporation by such official or officials of the Corporation whose signatures may be manual or facsimile, as shall have been authorized pursuant to the applicable written order in the form of Exhibit C of the Corporation signed by an Authorized Official (a “Corporation Order”). Securities bearing the manual or facsimile signature of any person so authorized shall bind the Corporation after completion thereof by the Fiscal Agent, or its Authenticating Agent, notwithstanding that such person no longer serves as the official so authorized to execute the Securities prior to the authentication and delivery by the Fiscal Agent, or its Authenticating Agent, of the Securities or was not such official at the date of such Securities. Such completion by the Fiscal Agent, or its Authenticating Agent, shall be performed outside of Australia.

(b) The Fiscal Agent, or its Authenticating Agent, is authorized, upon receipt of (i) Securities duly executed on behalf of the Corporation for the purpose of the original issuance of Securities and (ii) a Corporation Order with respect to such Securities, to complete and authenticate such Securities in an aggregate principal amount of such Securities so authorized. Each Security shall be dated the date of its authentication. Thereafter, the Fiscal Agent, or its Authenticating Agent, is authorized to complete, authenticate and deliver Securities, outside of Australia, in accordance with the provisions of Section 5 hereof or as otherwise provided in the Securities.

(c) If the Corporation shall establish pursuant to Section 1 that the Securities are to be issued in whole or in part in the form of one or more global Securities, then the Corporation shall execute and the Fiscal Agent, or its Authenticating Agent, shall, in accordance with this Section and the Corporation Order with respect to such securities, authenticate and deliver, outside of Australia, one or more such global Securities in definitive form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of such Securities outstanding to be represented by such global Security or Securities, (ii) shall be registered in the name of the U.S. Depositary or the nominee of the U.S. Depositary, (iii) shall be delivered by the Fiscal Agent, or its Authenticating Agent, to the U.S. Depositary or pursuant to the Depositary’s instruction and (iv) shall bear a legend substantially in the form set forth in Section 1(d).

Principal and interest payments on Securities issued in global form and represented by one or more Securities will be made by the U.S. Depositary or its nominee, as the case may be, as the registered owner of the related global Securities. Neither the Corporation nor the Fiscal Agent, or its Authenticating Agent, will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security, or for maintaining, supervising or reviewing any records relating such beneficial ownership interests.

SECTION 4. Payment and Cancellation.

(a) Subject to the following provisions, the Corporation will pay to the Fiscal Agent outside the Commonwealth of Australia in respect of principal of and any premium and interest on the Securities of a Series the amounts, in such coin or currency, at the times and for the purposes set forth herein and in the text of the Securities of such Series, and the Corporation hereby authorizes and directs the Fiscal Agent from funds so paid to it to make or cause to be made payment of the principal of and any premium and interest on the Securities of such Series as set forth herein and in the text of the said Securities. The Fiscal Agent shall, upon request of the Corporation, notify the Corporation of the aggregate principal amount outstanding of Securities of a Series as of the date specified in such request. The Corporation will notify the Fiscal Agent no later than 10:00 a.m., London time, on the third Business Day (as defined in the text of the Securities) prior to the due date for any such payment of the amounts to be paid on such date and the bank through which such payment will be made on such date. The Fiscal Agent will arrange directly with any other agent who may have been appointed by the Corporation pursuant to the provisions of Section 2 of this Agreement for the payment from funds furnished by the Corporation of the principal of and any premium and interest on the Securities of such Series as set forth herein and in the text of the said Securities. Notwithstanding the foregoing, where the Securities of a Series so provide, the Corporation may pay to an agent specifically designated for the purpose funds for the payment of the principal thereof and any premium and interest payable thereon under an agreement with respect to such funds containing substantially the same terms and conditions set forth in this Section 4(a) and in Section 8(b); and in such event, the Fiscal Agent shall have no responsibility with respect to any funds so paid by the Corporation to any such agent.

In any case where the time of any payment set forth herein or in the text of the Securities shall not be a Business Day, then (notwithstanding any other provision of this Agreement or of the Securities) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if it were made at the time set forth herein or in the text of the Securities, provided that no interest shall accrue with respect to any payment for the period from and after the time of payment set forth herein or in the text of the Securities.

The principal of and any premium and interest on the Securities of a Series shall be payable in the currency or currencies set forth in the Securities of such Series. The principal of and any premium and interest on any Securities of a Series in registered or global form shall be payable by check drawn upon, or by a transfer to an account maintained by the payee with, a bank in the City of New York or, additionally or alternatively, in such other manner or at such other place outside the Commonwealth of Australia as may be set forth or provided for in the Securities of such Series.

(b) The Corporation shall have the right to require a holder of a Security, as a condition of payment of the principal of or premium or interest on such Security, to present at the office of any paying agency a certificate in such form as the Corporation may from time to time prescribe, and deliver such certificate in writing to a Paying Agent, in order to comply with applicable law or regulation, to enable the Corporation to determine its duties and liabilities with respect to (i) any taxes, assessments or governmental charges which the Corporation or the Fiscal Agent may be required to deduct or withhold from payments in respect of such Security under any present or future law of the Commonwealth of Australia or any regulation of any taxing corporation thereof or therein and (ii) any reporting or other requirements under such laws or regulations. The Corporation shall be entitled to determine its duties and liabilities with respect to such deduction, withholding, reporting or other requirements on the basis of information contained in such certificate or, if no certificate shall be presented, on the basis of any presumption created by any such law or regulation and shall be entitled to act in accordance with such determination.

(c) All Securities delivered to the Fiscal Agent (or any other agent appointed by the Corporation pursuant to Section 2) for cancellation as herein or in the Securities provided, or received in exchange for other Securities shall be cancelled and destroyed by the Fiscal Agent or such other person as may be designated by the Corporation, which shall thereupon furnish certificates of such destruction to the Corporation.

(d) Subject to the Scheme Rules, the Claims Agent Operating Procedures set forth below and any provisions to the contrary in the Commonwealth Guaranteed Securities, the holders of the Commonwealth Guaranteed Securities will be deemed to authorize and direct the Fiscal Agent, in its capacity as Claims Agent, from funds so received by it from the Commonwealth of Australia under the Commonwealth Guarantee to make or cause to be made payment of such amounts to the holders of the Commonwealth Guaranteed Securities in respect of which such funds were so received in accordance with the payment provisions of Section 4(a) hereof as if such funds were provided by the Corporation.

The “Claims Agent Operating Procedures” shall be as follows:

(i) If the Corporation and the Guarantor have failed to make or duly provide for any payment in respect of a Commonwealth Guaranteed Security when such payment is due and payable in accordance with the terms of such Commonwealth Guaranteed Security and the Claims Agent, as duly authorized agent of the holder of such Commonwealth Guaranteed Security, has made a demand in writing on the Corporation and the Guarantor for such payment:

(A) the Claims Agent, as duly authorized agent of the holder of such Commonwealth Guaranteed Security, shall promptly and in any event within [five] Business Days after the Claims Agent has made such demand, prepare and submit to the Scheme Administrator (as defined in the Scheme Rules) at The Commonwealth of Australia, c/o Scheme Administrator, Australian Government Guarantee of State and Territory Borrowing, c/o, The Secretary, Reserve Bank of Australia, GPO Box 5367 Sydney NSW 2001, or to such other person and at such other address as specified from time to time in the Scheme Rule (as from time to time published at www.stateguarantee.gov.au), a duly completed written claim for payment on the form prescribed under the Scheme Rules from time to time.

(B) the Claims Agent shall promptly respond, in a commercially reasonable manner, to all reasonable requests of the Scheme Administrator for additional information, documentary or other evidence or other clarification in connection with the processing of the claims by the Scheme Administrator.

(C) The Claims Agent shall have no duty or obligation to ensure payment by the Scheme Administrator or any other person or entity with respect to any claim submitted for payment, including but not limited to seeking judgment against the Scheme Administrator or otherwise for its failure to pay.

The Corporation shall ensure that either it or the Guarantor provides the Claims Agent with a copy of any notice the Guarantor provides to the Scheme Administrator pursuant to Rule 8.1.1 of the Scheme Rules or any successor rule thereto.

(ii) If the Fiscal Agent or the Claims Agent believes any ambiguity or uncertainty exists under this Agreement or in any notice, instruction, direction, request or other communication, paper or document received by the Fiscal Agent or the Claims Agent under this Agreement, the Fiscal Agent or the Claims Agent may, in its sole discretion, refrain from taking any action, provided that the Fiscal Agent shall have immediately notified the Corporation or any other relevant party, including the registered holders of the Commonwealth Guaranteed Securities, of such ambiguity or uncertainty, and upon giving of such notice shall be fully protected and shall not be liable in any way to the Corporation, any holder of the security, including registered holders of the Commonwealth Guaranteed Securities, or any other person or entity for refraining from taking such action, until the Fiscal Agent, including in its capacity as Claims Agent, receives a written instruction from the Corporation or any other relevant party, including registered holders of Commonwealth Guaranteed Securities, that eliminates such ambiguity or uncertainty to the approval of the Fiscal Agent or the Claims Agent, which approval shall not be unreasonably withheld.

(iii) The Claims Agent makes no representations regarding its qualification as a beneficiary under the Commonwealth Guarantee and the Scheme Rules.

(iv) The Claims Agent may execute and exercise any of the rights or powers vested in it in this Agreement or perform any duty in this Agreement, including, but not limited to, the submission of a claim for payment, either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Claims Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to anyone or entity from any such act, default, neglect or misconduct, absent negligence or bad faith in the selection and continued employment thereof.

SECTION 5. Replacements, Exchange and Transfer of Securities; Exercise of Rights.

(a) Except as provided in Section 1(d), the Fiscal Agent, or an agent duly authorized by the Fiscal Agent, is hereby authorized from time to time in accordance with the provisions of the Securities and of this Section to authenticate and deliver:

(i) Securities of a Series in exchange for or in lieu of Securities of such Series with the same maturity and of like form which have become mutilated, defaced, destroyed, stolen or lost provided that the applicant therefor shall have:

(x) paid such costs as may have been incurred in connection therewith;

(y)(in the case of a lost, stolen or destroyed Security) furnished the Fiscal Agent with such evidence (including evidence as to the serial number of the Security in question) and indemnity in respect thereof as the Corporation and the Fiscal Agent may require; and

(z) surrendered to the Fiscal Agent any mutilated or defaced Security to be replaced;

(ii) Securities of a Series of authorized denominations in exchange for a like aggregate principal amount of Securities of such Series with the same maturity;

(iii) If specifically so provided by the provisions of the Securities of a Series, Securities of such Series in exchange for Securities of another Series.

Each Security authenticated and delivered upon any registration of transfer or exchange for or in lieu of the whole or any part of any Security shall carry all the rights to interest, if any, accrued and unpaid and to accrue which were carried by the whole or such part of such Security, and notwithstanding anything to the contrary herein contained, such new Security, shall be so dated.

(b) The provisions of this Section 5(b) shall apply only to global Securities deposited with a U.S. Depositary unless otherwise provided in the Corporation Order.

A global Security shall be exchangeable for Definitive Securities of the same aggregate principal amount if (x) the U.S. Depositary with respect to such global Security notifies the Corporation that it is unwilling or unable to continue as U.S. Depositary for all global Securities or if at any time such U.S. Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, (y) the Corporation delivers to the Fiscal Agent a written notice executed by an Authorized Official that all global Securities shall be exchangeable or (z) an Event of Default (as defined in the terms of the Securities) has occurred and is continuing with respect to the Securities.

Unless the global Security is presented by an authorized representative of the U.S. Depositary to the Corporation or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of a nominee of the U.S. Depositary and any payment is made to such nominee, any transfer, pledge or other use of the global Security for value or otherwise shall be wrongful since the registered owner of the global Security, the nominee of the U.S. Depositary, has an interest in the global Security.

If the beneficial owners of interests in a global Security are entitled to exchange interests for Definitive Securities of such Series of another authorized form, as provided in the second preceding paragraph, then, without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Corporation shall deliver to the Fiscal Agent definitive registered Securities in an aggregate principal or face amount equal to the principal or face amount of such global Security executed by the Corporation. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered by the U.S. Depositary to the Fiscal Agent, as the Corporation’s agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive registered Securities without charge and the Fiscal Agent shall authenticate and deliver, in exchange for each portion of such global Security, an equal aggregate principal amount of definitive registered Securities of the same Series of authorized denominations and of like tenor as the portion of such global Security to be exchanged; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of such Series and like tenor to be redeemed and ending on the relevant date of redemption. Any global Security that is exchangeable pursuant to this Section 5(b) shall be exchangeable for Securities issuable in the denominations specified in the Corporation Order and registered in such names as the U.S. Depositary that is the holder of such global Security shall direct. If a Security is issued in exchange for any portion of a global Security after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the relevant interest payment date, interest will not be payable on such interest payment date in respect of such Security, but will be payable on such interest payment date only to the person to whom interest in respect of such portion of such global Security is payable.

The U.S. Depositary may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to exercise any rights or to take any action which a holder is entitled to exercise or take under this Agreement, the Securities or the Guarantee (as defined in Section 14).

(d) To the extent provided in, and in accordance with, the terms of the Securities of a Series, such Securities may be transferred for fully paid domestic inscribed stock of the Corporation having the same maturity date, interest rate and interest payment dates as such Securities. The Transfer Agents hereby agree to follow the procedures for transfer of the Securities for fully paid domestic inscribed stock of the Corporation set forth in, and in accordance with, the terms of the Securities.

(e) The Transfer Agents accept their obligations herein and in the Securities upon the terms and conditions hereof, including the following, to all of which the Corporation agrees and to all of which the rights hereunder of the holders from time to time of the Securities shall be subject:

In connection with the Transfer Agents’ appointments and performance of their duties as Transfer Agents, the Corporation will pay the Transfer Agents compensation agreed upon by them. The obligation of the Corporation under this paragraph (e) shall survive payment of the Securities, resignation or removal of any Transfer Agent or any other termination of this Agreement. The Corporation will indemnify the Transfer Agents for any loss or liability and agrees to pay or reimburse the Transfer Agents for any reasonable expense (including reasonable counsel fees) which may be incurred by the Transfer Agents by reason of or in connection with, the Transfer Agents’ appointments and performance of their duties as Transfer Agents, except as such loss or liability results from a Transfer Agent’s negligence, bad faith, willful misconduct or that of its officers, agents or employees or breach by such Transfer Agent of any of its obligations under this Agreement, the Securities, the Procedures and any Letter of Representations relating to the Securities among the Corporation, the Fiscal Agent or the New York Paying, Transfer and Authenticating Agent and a U.S. Depositary (a “Letter of Representations”). The Transfer Agents shall be fully justified and protected in relying upon any authorized instructions received by them in accordance with the terms of the Procedures and a Letter of Representations relating to the Securities, except as such reliance results from a Transfer Agent’s negligence, bad faith, willful misconduct or that of its officers, agents and employees or breach by such Transfer Agent of any of its obligations under this Agreement, the Procedures or such Letter of Representations.

SECTION 6. Security Register.

Deutsche Bank Trust Company Americas, as agent of the Corporation for the purpose, shall maintain an office at 60 Wall Street, New York, New York 10005, in the Borough of Manhattan, the City and State of New York, United States of America, or at such other place as is its corporate trust office is located in such City, a register (the register maintained in such office and in any other office or agency for such purpose being herein sometimes collectively referred to as the “Security Register”) for each Series of Securities for the registration and registration of transfers of Securities of such Series. Upon presentation for the purpose at said office of Deutsche Bank Trust Company Americas of any registered Security of such Series, accompanied by a written instrument of transfer in form approved by the Fiscal Agent, executed by the registered holder, in person or by his attorney thereunto duly authorized in writing, the transfer of such Security shall be registered upon the Security Register, and a new Security of such Series shall be authenticated and issued in the name of the transferee in the case of a registered Security. Registration of transfers and exchanges of Securities of a Series shall be subject to such restrictions as shall be set forth in the text of the Securities of such Series and such reasonable regulations as may be prescribed by the Corporation and delivered to the Security Register in writing. Successive registrations of transfer and exchange as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Security Register. No service charge shall be made for any registration, registration of transfer or exchange of the Securities of a Series unless otherwise provided by the provisions of the Securities of such Series, but Deutsche Bank AG London (and any other agent appointed by the Corporation pursuant to Section 2) may require payment by the transferee of a sum sufficient to cover any stamp or other tax or governmental charge in connection therewith.

Any agent appointed by the Corporation pursuant to Section 2 shall provide to the Fiscal Agent and Deutsche Bank Trust Company Americas such information as the Fiscal Agent and Deutsche Bank Trust Company Americas may reasonably require in connection with the delivery by such agent of Securities in exchange for other Securities.

Deutsche Bank Trust Company Americas shall not be required to make registrations of transfer or exchanges of Securities of a Series during any periods set forth in the provisions of the Securities of such Series.

SECTION 7. Redemption.

In the event that the Securities of a Series provide for mandatory redemption by the Corporation or permit the Corporation to redeem Securities of such Series at its option, the Corporation shall, unless otherwise provided in the text of the Securities of such

Series, give written notice to the Fiscal Agent of the principal amount of Securities of such Series to be so redeemed not less than 45 nor more than 60 days prior to the redemption date, or such lesser period as the Fiscal Agent and the Corporation may agree and which period shall be in accordance with the provisions of the Securities. Whenever less than all the Securities of a Series at any time outstanding are to be redeemed, the particular Securities of such Series to be so redeemed shall be selected by the Fiscal Agent by lot or in such usual manner as it shall deem fair and appropriate. All notices of redemption of the Securities of a Series shall be made in the name and at the expense of the Corporation.

SECTION 8. Conditions of Fiscal Agent’s Obligations.

The Fiscal Agent accepts its obligations herein and in the Securities set forth upon the terms and conditions hereof, including the following, to all of which the Corporation agrees and to all of which the rights hereunder of the holders from time to time of the Securities shall be subject:

(a) In connection with the Fiscal Agent’s appointment and performance of its duties as Fiscal Agent, the Corporation will pay the Fiscal Agent compensation agreed upon by them. The obligation of the Corporation under this paragraph (a) shall survive payment of the Securities and resignation or removal of the Fiscal Agent or any other termination of this Agreement. The Corporation will indemnify the Fiscal Agent for any loss or liability and agrees to pay or reimburse the Fiscal Agent for any reasonable expense (including counsel fees) which may be incurred by the Fiscal Agent by reason of, or in connection with, the Fiscal Agent’s appointment and performance of its duties as Fiscal Agent (including, without limitation, in its capacity as Claims Agent), except as such result from the Fiscal Agent’s negligence, bad faith, wilful misconduct or that of its officers, agents and employees or breach by the Fiscal Agent of any of its obligations under this Agreement. The Corporation will also promptly pay the Fiscal Agent such sums as may be required by the Fiscal Agent to reimburse any agent appointed by the Corporation pursuant to Section 2 for its reasonable out-of-pocket costs and expenses in connection with the service of the Securities.

(b) The Fiscal Agent shall not be responsible or accountable to anyone, either by reason of its authentication of any Security or for any other reason whatsoever, with respect to the validity of this Agreement or of the Securities, or for any act committed by it in good faith, or for anything whatever in connection with this Agreement or any Security, except for its own wilful misconduct or failure to exercise reasonable care in the performance of any duty to be performed by the Fiscal Agent hereunder. In acting under this Agreement the Fiscal Agent and any agent appointed by the Corporation pursuant to Section 2 of this Agreement are acting solely as agents of the Corporation and do not assume any obligation or relationship of agency or trust for or with any of the owners or holders of the Securities, except in its capacity as Claims Agent and except that all funds held by the Fiscal Agent or any agent appointed by the Corporation pursuant to Section 2 of this Agreement for payment of the principal of and any premium or interest on the Securities shall be held in trust by the Fiscal Agent or such agent, as the case may be, and applied as set forth herein and in the Securities, but need not be segregated from other funds held except to the extent required by law. Any moneys paid by the Corporation to the Fiscal Agent for the payment of the principal of and any premium or interest on any Security of a Series, and remaining unclaimed at the end of two years after such principal, premium or interest shall have become due and payable (whether at stated maturity, upon call for redemption or otherwise), shall then be repaid to the Corporation upon written request as provided and in the manner set forth in the Securities of such series, and upon such repayment the aforesaid trust shall terminate and all liability of the Fiscal Agent (including in its capacity as Claims Agent) with respect to such moneys shall thereupon cease.

(c) The Fiscal Agent may become a creditor, directly or indirectly, of the Corporation; make any loan or loans thereto; hold any form of indebtedness thereof (including the Securities of any series); maintain any accounts thereof; own, accept or negotiate any drafts, bills of exchange, acceptances or obligations thereof; make disbursements therefor and enter into any banking, financial or business arrangement therewith without limitation; all without any liability on the part of the Fiscal Agent for any real or apparent conflict of interest by reason of any such dealing.

(d) Unless herein otherwise specifically provided, any order, notice, request or other instrument of the Corporation made or given by it under any provision of this Agreement shall be sufficient if signed by an Authorized Official. The Fiscal Agent shall be fully justified and protected in relying and acting upon any instructions received by it and signed in the manner provided in the preceding sentence and shall be fully justified and protected in relying and acting upon and dealing with any Security, assignment, power of attorney, certificate, order, instruction, notice or other instrument or paper reasonably believed by the

Fiscal Agent to be genuine and duly authorized and properly executed. The Fiscal Agent shall not be accountable for the use or application of any Securities or moneys which shall have been delivered or disposed of by it in accordance with this Agreement or for any other action taken or omitted to be taken by it in accordance with the express provisions of this Agreement or the Securities (except for its authentication of the Securities).

(e) No provision of this Agreement shall be construed to relieve the Fiscal Agent from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct or that of its officers, directors or employees. The Fiscal Agent will indemnify the Corporation against any loss or liability and agrees to pay or reimburse the Corporation for any reasonable expenses (including reasonable counsel fees) which may be incurred by the Corporation by reason of or in connection with the failure of the Fiscal Agent to perform its obligations under this Agreement or the negligence, bad faith or wilful misconduct of the Fiscal Agent or any of its officers, agents or employees.

SECTION 9. Resignation and Appointment of Successor.

(a) The Corporation agrees, for the benefit of the holders from time to time of the Securities of a Series, that there shall at all times be a Fiscal Agent until all the Securities of such Series have been delivered to the Fiscal Agent for cancellation or moneys for the payment of all principal of and premium and interest on such Securities shall have been made available at the office of the Fiscal Agent and any other agent or agents designated by the Corporation for such purpose and either paid or returned to the Corporation, as provided in Section 8(b) of this Agreement.

(b) The Fiscal Agent (including in its capacity as Claims Agent) may at any time resign by giving notice, telexed and confirmed in writing to the Corporation, of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that such date shall never be less than 90 days after the date on which such notice is given unless the Corporation agrees to accept less notice. The Fiscal Agent (including in its capacity as Claims Agent) may be removed at any time by the filing with it of an instrument in writing signed on behalf of the Corporation and specifying such removal and the date when it shall become effective. Such resignation or removal shall take effect upon the appointment by the Corporation, as hereinafter provided, of a successor Fiscal Agent (or Claims Agent) and the acceptance of such appointment by such successor Fiscal Agent (or Claims Agent).

Upon its resignation or removal, the Fiscal Agent shall be entitled to payment of all amounts payable by the Corporation pursuant to Section 8.

(c) In case at any time the Fiscal Agent (including in its capacity as Claims Agent) shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver of it or all of or any substantial part of its property shall be appointed, or if any order of any court shall be entered approving any petition filed by or against it under the provisions of the United States Bankruptcy Code or under the provisions of any similar legislation, or if a receiver of the Fiscal Agent or its property shall be appointed, or if any public officer shall take charge or control of the Fiscal Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Fiscal Agent, qualified as aforesaid, may be appointed by the Corporation by an instrument in writing, filed with the successor Fiscal Agent and the predecessor Fiscal Agent. Upon the appointment as aforesaid of a successor Fiscal Agent and acceptance by the latter of such appointment, the Fiscal Agent so succeeded shall cease to be Fiscal Agent hereunder.

(d) Any successor Fiscal Agent appointed hereunder, to qualify as such, shall be a bank or trust company doing business under the laws of the United States of America or of the State of New York, in good standing and having an established place of business in the Borough of Manhattan, The City and State of New York, and authorized under such laws to exercise corporate trust powers; unless there is at such time a duly appointed New York Paying Agent, New York Transfer Agent and New York Authenticating Agent which is so established and qualified. Any such successor Fiscal Agent shall execute, acknowledge and deliver to its predecessor and to the Corporation an instrument accepting such appointment hereunder, and thereupon such successor Fiscal Agent, without any further act, deed or conveyance, shall become vested with all the corporation, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Fiscal Agent hereunder, and such predecessor, upon payment of all unpaid amounts payable to it pursuant to Section 8 hereof, shall thereupon become obligated to transfer, deliver and pay over, and such successor Fiscal Agent shall be entitled to receive, all moneys, securities, books, records or other property on deposit with or held by such predecessor as Fiscal Agent hereunder.

(e) Any corporation into which the Fiscal Agent hereunder may be merged, or any corporation resulting from any merger or consolidation to which the Fiscal Agent shall be a party, or any corporation to which the Fiscal Agent shall sell or otherwise transfer all or substantially all the assets and business of the Fiscal Agent, provided that such corporation shall be qualified as required by Section 9(d), shall be the successor Fiscal Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

(f) The Corporation may appoint a separate fiscal agent for the Securities of any Series in addition to or in lieu of the Fiscal Agent or any other fiscal agent which is acting as such agent for the Securities of other Series. Any such separate fiscal agent shall be a bank or trust company doing business under the laws of the United States of America or of the State of New York, in good standing and having an established place of business in the Borough of Manhattan, The City and State of New York, and authorized under such laws to exercise corporate trust powers; unless there is at such time a duly appointed New York Paying Agent, New York Transfer Agent and New York Authenticating Agent which is so established and qualified. Any separate fiscal agent shall enter into an agreement with the Corporation under which such fiscal agent shall agree to act on substantially the terms applicable to the Fiscal Agent hereunder.

SECTION 10. Certain Agreements of the Fiscal Agent.

(a) The Fiscal Agent shall not take this Agreement or any Securities into the Commonwealth of Australia, except (a) for the purpose of enforcing or preserving its rights hereunder or thereunder, (b) for the purpose of defending any claim made against it by the corporation or the holders of any Securities, (c) where required by law or by the requirement or lawful request of any authority in the Commonwealth of Australia, or (d) where required in connection with any administrative or similar proceedings.

(b) Except as otherwise expressly provided herein or in the Securities of any Series with respect to notices of redemption or otherwise, the Fiscal Agent shall not, nor give permission to any other person to, publish any advertisement concerning this Agreement or the transactions contemplated hereby without the prior written consent of the Corporation.

SECTION 11. Set-off.

No party hereto shall be entitled to deduct or set-off any amount which is owed or said to be owed to it by the other party from any amount due to that other party under this Agreement.

SECTION 12. Payment of Taxes.

The Corporation will pay all stamp and other duties, if any, to which, under the laws of the Commonwealth of Australia or any political subdivision thereof, the State of Queensland, the United Kingdom or of the United States of America, this Agreement or the issuance of the Securities may be subject.

SECTION 13. Meetings and Amendments.

(a) The Corporation may, and upon a request in writing made by a registered holder or holders holding not less than 10% in aggregate principal amount of the Outstanding Securities (as defined in subsection (c) of this Section) of a Series shall convene a meeting of the holders of Securities of such Series for any purpose. Any such request in writing by the registered holders of the note must be made at the specified office of the Fiscal Agent. It shall not be necessary for the vote or consent of the holders of Securities of a Series to approve the particular form of any proposed modification, amendment, notice, consent, waiver or other action, but it shall be sufficient if such vote or consent shall approve the substance thereof.

(b) The corporation and the Fiscal Agent may, without the vote or consent of any holder of Securities, amend this Agreement or the Securities for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision thereof, or in any manner which the Corporation and the Fiscal Agent may determine and shall not be inconsistent with the Securities and shall not adversely affect the interest of any holder of Securities.

(c) “Outstanding” Defined. For purposes of the provisions of this Agreement and the Securities, any Security authenticated and delivered pursuant to this Agreement shall, as of any date of determination, be deemed to be “Outstanding”, except:

(i) Securities theretofore canceled by the Fiscal Agent or delivered to the Fiscal Agent for cancellation;

(ii) Securities which have been called for redemption in accordance with their terms or which have become due and payable at maturity or otherwise and with respect to which monies sufficient to pay the principal thereof (and premium, if any) and any interest thereon shall have been made available to the Fiscal Agent; or

(iii) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to his Agreement.

(d) For purposes of actions by holders pursuant to the terms of the Securities of a Series, Extraordinary Resolution shall mean a resolution approved by holders holding not less than 66 2/3% in aggregate principal amount of such Securities of a Series then Outstanding.

SECTION 14. Substitution.

The Corporation may, without the consent of the holders of Securities of a Series, be replaced as principal debtor under the Securities of such Series by a successor statutory body, constituted by public Act of the State of Queensland, which by the provisions of the Act by which it is constituted assumes all of the obligations of the Corporation under such Securities, or by the Guarantor, by execution of a deed by which it assumes all of such obligations, so long as (i) in either case all necessary governmental and regulatory consents and approvals have been obtained for such substitution; or (ii) in the case of substitution by a successor statutory body, the Deed of Guarantee given by the Guarantor on behalf of the Government of Queensland (the “Guarantee”) of the Securities of such Series remains in full force and effect and the holders remain entitled to the full benefit of the Guarantee in accordance with its terms.

SECTION 15. Notice to Holders.

Notice to holders of Securities of a Series shall be given as provided in the terms of the Securities of such Series, provided, however, if the Fiscal Agent is requested to give notice in the name and at the expense of the Corporation, it shall receive notice from the Corporation at least 15 days prior to the last date for notice to the holders.

SECTION 16. Governing Law and Counterparts.

This Agreement and the Securities shall be governed by, and interpreted in accordance with, the laws of the State of New York, United States of America, without reference to the conflict of laws principles thereof, except that all matters governing authorization and execution by, and the domestic inscribed stock of, the Corporation shall be governed by the laws of the State of Queensland, Commonwealth of Australia. This Agreement may be executed in any number of counterparts.

SECTION 17. Consent to Service; Jurisdiction.

The Corporation hereby appoints Deutsche Bank Trust Company Americas, 60 Wall Street, New York, New York 10005, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any action based on the Securities or this Agreement which may be instituted in any State or Federal court in the City or State of New York by the holder of any Security and the Corporation expressly accepts the jurisdiction of any such court in respect of such action. Such appointment shall be irrevocable until all amounts in respect of the principal of and premium and interest, if any, due and to become due on or in respect of all the Securities have been paid by the Corporation to the Fiscal Agent pursuant to the terms of the Securities except that if, a successor Fiscal Agent is appointed pursuant to Section 9 of this Agreement, the Corporation will appoint another person in The City and State of New York, selected in its discretion, as such Authorized Agent. The Corporation will take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent addressed to it at 60 Wall Street, New York, N.Y. 10005, Attention: Corporate Trust and Agency Services, together with written notice of such service mailed or delivered to the Corporation at Queensland Treasury Corporation, Minerals and Energy Centre, 61 Mary Street, Brisbane, Queensland, 4000, Australia, Attention: Chief Executive shall be deemed, in every respect, effective service of process on the Corporation. Notwithstanding the foregoing, any action based on the Securities may be instituted by a holder of a Security in any competent court in the State of Queensland or any court in the Commonwealth of Australia competent to hear appeals therefrom. To the fullest extent permitted by law, the Corporation hereby waives irrevocably any immunity from jurisdiction (but not execution or attachment or process in the nature thereof) to which it might otherwise be entitled in any action based on the Securities on this Agreement which may be instituted by the holder of any Security in any State or Federal court in The City or the State of New York or in any competent court in the State of Queensland or in the Commonwealth of Australia competent to hear appeals therefrom.

SECTION 18. Notices.

All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Fiscal Agent (including in its capacity as Claims Agent), the London Authenticating Agent, the London Paying Agent or the London Transfer Agent shall be delivered or telegraphed and confirmed to such agent, Winchester House, 1 Great Winchester Street, London, EC2N 2DB (facsimile no. (44 20) 754 75782), Attention: Corporate Trust and Agency Services; or if sent to the Luxembourg Paying Agent or Luxembourg Transfer Agent shall be delivered or telegraphed and confirmed to 2 Boulevard Konrad Adenauer, L-1115, Luxembourg (facsimile no. (352) 47 31 36), Attention: Corporate Trust and Agency Services; or if sent to the New York Paying Agent, New York Transfer Agent or New York Authenticating Agent shall be delivered to 60 Wall Street, New York, New York 10005 (facsimile no. (212) 797-0327), Attention: Corporate Trust and Agency Services or if sent to the Corporation shall be delivered or telegraphed and confirmed to Queensland Treasury Corporation, Minerals and Energy Centre, 61 Mary Street, Brisbane, Queensland, 4000, Australia (facsimile no. (61-7) 3210 0262) Attention: Chief Executive (or such other address as shall be specified in writing by the Fiscal Agent, the Transfer Agents, the Paying Agents, the Authenticating Agents or by the Corporation). If the Fiscal Agent shall receive any notice or demand addressed to the Corporation by the holder of a Security pursuant to the provisions of Securities, the Fiscal Agent shall promptly forward such notice or demand to the Corporation.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Fiscal Agency Agreement as of the date first above written.

QUEENSLAND TREASURY CORPORATION

By:
	Name:	Stephen Rochester
	Title:	Chief Executive

DEUTSCHE BANK AG LONDON

By:			By:
	Name:			Name:
	Title:			Title:

DEUTSCHE BANK LUXEMBOURG S.A.

By:			By:
	Name:			Name:
	Title:			Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:			By:
	Name:			Name:
	Title:			Title:

Exhibit A

[FORM OF DEFINITIVE, FIXED-RATE NOTE]

No.              CUSIP No.

QUEENSLAND TREASURY CORPORATION

    % Global A$ Bond Due

Authorized and Issued

A$

QUEENSLAND TREASURY CORPORATION, a corporation sole constituted by the Under Treasurer pursuant to the Statutory Bodies Financial Arrangements Act 1982-89 and continued in existence pursuant to the Queensland Treasury Corporation Act 1988 of the State of Queensland, Commonwealth of Australia (the “Corporation”) for value received, hereby promises to pay to                                     , or registered assigns, the principal sum of                              Australian dollars (A$                 ) on                 , and to pay interest on said principal sum at the rate of     % per annum, semiannually on [earlier Interest Payment Date] and [later Interest Payment Date] in each year (the “Interest Payment Dates”), from the most recent Interest Payment Date to which interest on the Securities (as hereinafter defined) has been paid or duly provided for next preceding the date hereof (unless the date hereof is an Interest Payment Date to which interest on the Securities has been paid, in which case from the date hereof, or unless the date hereof is prior to the first Interest Payment Date on which interest on said principal sum shall become due and payable, in which case from [actual date from which interest is to accrue]), until the principal hereof is paid or duly made available for payment.

The Corporation covenants at all times, so long as this Security is outstanding, to maintain in the Borough of Manhattan, the City and State of New York, United States of America, an office or agency for the payment of the principal of and any premium and interest on this Security as herein provided.

This Security is one of the series of securities designated “    % Global A$ Bonds Due         ” of the Corporation (the “Securities”). The Securities and any Other Securities (as defined below) issued by the Corporation that are also designated “    % Global A$ Bonds” (irrespective of their maturity dates) are hereinafter referred to as “Global A$ Bonds”. The Securities and any other Global A$ Bonds issued by the Corporation are issuable in the form of Permanent Global Securities representing such Global

A$ Bonds and in definitive registered form in the minimum denomination of A$1,000 and any integral multiple thereof. The Corporation has, for the benefit of the Holders from time to time of the Securities, entered into an Amended and Restated Fiscal Agency Agreement (the “Amended and Restated Fiscal Agency Agreement”), dated as of December [—], 2009, among the Corporation, Deutsche Bank AG London, as Fiscal Agent and London Paying, Transfer and Authenticating Agent (the “Fiscal Agent”, which term includes any successor fiscal agent under the Amended and Restated Fiscal Agency Agreement), Deutsche Bank Luxembourg S.A., as Luxembourg Paying and Transfer Agent (including any successor paying and transfer agent), and Deutsche Bank Trust Company Americas, as New York Paying, Transfer and Authenticating Agent (including any successor paying, transfer and authenticating agent), providing for the service of the Securities, copies of which Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent. The Amended and Restated Fiscal Agency Agreement may be amended from time to time in accordance with the terms thereof. In acting under the Amended and Restated Fiscal Agency Agreement, the Fiscal Agent is acting solely as agent of the Corporation and does not assume any obligation or relationship of agency or trust for or with any of the owners or Holders of the Securities, except that any funds held by the Fiscal Agent for payment on the Securities shall be held in trust. The Corporation may have issued, and may from time to time issue, additional series of its notes, bonds, debentures or other evidences of indebtedness under the Amended and Restated Fiscal Agency Agreement (the “Other Securities”). The Other Securities of such additional series are separate and independent from the Securities and may be issued in various aggregate principal amounts, may mature at different times, may bear interest at different rates, may be subject to different redemption provisions (if any), purchase or analogous funds (if any) and may otherwise vary as in the Amended and Restated Fiscal Agency Agreement provided. The Corporation may appoint a separate fiscal agent for the Other Securities of any series in addition to or in lieu of the Fiscal Agent or any other agent which is acting as such agent for such Other Securities.

STATUS

This Security constitutes a direct, unconditional and unsecured obligation of the Corporation, the full faith and credit of which is pledged for the payment and performance of the Securities. The Securities rank pari passu with all other direct and general unsecured obligations of the Corporation for borrowed money without any preference granted by the Corporation one above the other by reason of priority of date of issue, currency of payment or otherwise.

Pursuant to Section 15 of the Queensland Treasury Corporation Act 1988, except to the extent that it is otherwise provided by the Governor in Council of the State of Queensland, all profits made by the Corporation shall accrue to the benefit of the

Consolidated Revenue Fund of the State of Queensland and any losses of the Corporation shall be the responsibility of the Consolidated Revenue Fund of the State of Queensland.

GUARANTEE

Pursuant to a Deed of Guarantee (the “Guarantee”), the Treasurer of the State of Queensland, Commonwealth of Australia, on behalf of the Government of Queensland, as Guarantor (the “Guarantor”), has guaranteed the payment when due of principal and any premium and interest on the Securities and all other Global A$ Bonds. The Guarantee is a direct and unconditional obligation of the Guarantor. All moneys payable by the Guarantor under the Guarantee are a charge upon, and will be paid out of, the Consolidated Revenue Fund of the State of Queensland, which is to the extent necessary appropriated accordingly, and the Guarantee ranks pari passu with all other direct and general unsecured obligations of the Guarantor.

[COMMONWEALTH GUARANTEE

By the Deed of Guarantee in Respect of the Australian Government Guarantee of State and Territory Borrowing dated July 24, 2009 (the “Commonwealth Guarantee”) executed by the Commonwealth of Australia in connection with the Australian Government Guarantee of State and Territory Borrowing Scheme Rules (the “Scheme Rules”), the Commonwealth will guarantee obligations of the Guarantor under the Guarantee.]

INTEREST

Interest shall be payable on the principal amount hereof at the rate of     % per annum in two equal semi-annual payments on the Interest Payment Dates set forth above. The Securities are denominated in Australian dollars and payments of principal and interest will be made by the Corporation to the Fiscal Agent in Australian dollars outside Australia. Accrued interest will be computed at the rate of     % per annum on the basis of the actual number of days in any semi-annual period and the actual number of days elapsed.

TRANSFER FOR INSCRIBED STOCK

This Security is transferable in whole or in part for fully paid Inscribed Stock of the Corporation (“Inscribed Stock”) having the same principal amount as the portion hereof to be transferred, the same interest rate, interest payment dates, and maturity date. In order to transfer this Security for Inscribed Stock, the Holder must complete an original written instrument of election of transfer in the form available from the Fiscal Agent (the “Election Form”) specifying the description of the Securities and the amount of the Securities, in denominations of A$1,000 or integral multiples thereof, to be transferred for Inscribed Stock. The Holder must complete and deliver the Election Form together with this Security to any of Deutsche Bank AG London, as London Transfer Agent, Deutsche Bank Trust Company Americas, as New York Transfer Agent or to Deutsche Bank Luxembourg S.A. as Luxembourg Transfer Agent (each, a “Transfer Agent”, which term includes any successor Transfer Agent). Upon the receipt of both the Election Form and this Security, the Transfer Agent shall instruct National Registries Pty Ltd of Melbourne, Australia, the Registrar of Inscribed Stock, to register the Inscribed Stock in the name of the person specified as transferee in the Election Form and shall instruct the Fiscal Agent to cancel this Security. In order to become a holder of the Inscribed Stock as of any record date, both the Election Form and the Securities must be received by the Transfer Agent no later than 12:00 noon (New York City time) on the business day in The City of New York preceding such record date.

REDEMPTION FOR TAXATION REASONS

Should the Corporation, on the occasion of the next payment of principal or interest in respect of the Securities, be obliged to pay any Additional Amounts (as defined below) in respect of any Global A$ Bonds, the Corporation may, at its option, on the giving of not less than 30 nor more than 45 days’ notice to the Holders, redeem all of the Securities and all other Global A$ Bonds then outstanding at a redemption price of 100% of their principal amount together with accrued interest to the date fixed for redemption. Notice of redemption of Securities pursuant to this paragraph shall be given in the manner set forth below under “Notices”. Notice having been so given, the Securities shall become due and payable on the redemption date so designated at their principal amount together with accrued interest to such redemption date. After the redemption date specified in said notice, provided payment is made or duly provided for pursuant thereto, interest on the Securities shall cease to accrue.

PAYMENTS

Unless the Holder hereof has elected to receive payment in whole or in part in United States dollars (“U.S. dollars”) as provided in the following paragraph, payment of the principal of and any premium and interest on this Security will be made (but at Maturity only upon surrender of this Security) to the person entitled thereto at the corporate trust office of the New York Paying Agent, in the Borough of Manhattan, The City and the State of New York, United States of America, at the corporate trust office of the Luxembourg Paying Agent in Luxembourg and at the corporate trust office of the London Paying Agent in London, and, subject to applicable laws and regulations, in such other place or places as are designated by the Corporation, by transfer to an Australian dollar account maintained by the payee with a bank outside the Commonwealth of Australia, in such coin or currency of the Commonwealth of Australia as at the time of payment is legal tender for the payment therein of public and private debts. Notwithstanding the foregoing, (i) interest payable in U.S. dollars on any Interest Payment Date will be paid by check mailed to an address outside the Commonwealth of Australia to the person entitled thereto at such person’s address appearing on the Security Register (as defined in the Amended and Restated Fiscal Agency Agreement) notwithstanding the subsequent cancellation of this Security prior to such Interest Payment Date, (ii) no interest shall be paid on this Security on such Interest Payment Date if the name of its Holder was entered as such on the Security Register after the close of business on the eighth day (whether or not a business day in any location) next preceding such Interest Payment Date; and (iii) interest payable on this Security not punctually paid or duly provided for on any such Interest Payment Date shall cease to be so payable, but shall instead be payable to the person in whose name this Security is registered at the close of business on such date as shall be determined by the Corporation in any lawful manner consistent with the requirements, including notice requirements, of any securities exchange upon which the Securities may be listed. Notwithstanding the foregoing, if this Security is transferred for Inscribed Stock during the period between the Regular Record Date immediately preceding an Interest Payment Date and such Interest Payment Date, any interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such transfer, and such interest shall be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on such Regular Record Date. If the due date for payment of any amount of principal or premium or interest in respect of this Security is not a business day in The City of New York, Luxembourg and Sydney, Australia, then the Holder shall not be entitled to payment of the amount due until the next following day that is a business day in all of such locations and will not be entitled to any further interest or other payment in respect of such delay. As used herein, “business day” means, with respect to a specified location, any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in such location are authorized or required by law to close.

The Holder of this Security may elect by notice to Deutsche Bank Trust Company Americas, as New York Paying Agent (which term shall include any successor paying agent) or to Deutsche Bank Luxembourg S.A., as Luxembourg Paying Agent or to Deutsche Bank AG London, as London Paying Agent, to have any payment of principal or premium or interest hereon converted by Deutsche

Bank Trust Company Americas (the “Exchange Rate Agent” which term includes any successor exchange rate agent under the Amended and Restated Exchange Rate Agreement dated as of December 4, 2001 between the Corporation and Bankers Trust Company) into U.S. dollars. The U.S. dollar amount to be received upon such an election will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second day that is a business day in The City of New York and Sydney, Australia preceding the applicable payment date, from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of U.S. dollars for Australian dollars for settlement on the next succeeding payment date in the aggregate amount of Australian dollars payable in respect of which any Holder has elected U.S. dollar payments and at which the applicable dealer commits to execute a contract (the “Exchange Rate”). If three such bid quotations are not available on such date, payments will be made in Australian dollars. All currency exchange costs will be borne by the Holder by deductions from such payments.

In order to provide for the payment of principal of and any premium and interest on the Securities as the same shall become due, the Corporation hereby agrees to pay to the Paying Agents at their respective offices, in such coin or currency of the Commonwealth of Australia as at the time of payment is legal tender for the payment therein of public and private debts, by the opening of business (New York time, London time or Luxembourg time, as the case may be) on the date on which the same shall become due, all amounts becoming payable on the Securities for principal and interest, and the Paying Agent shall apply, or cause to be applied, such amounts to the payment of the principal of and interest on the Securities in accordance with the terms hereof, and until so applied shall hold such funds in trust for such purpose.

Any moneys paid by the Corporation to the Paying Agents for the payment of the principal of or premium or interest on this Security, and remaining unclaimed at the end of two years after the principal of all the Securities shall have become due and payable, or after such premium or interest shall have become due and payable, shall then be repaid to the Corporation and upon such repayment the aforesaid trust shall terminate and all liability of the Paying Agents with respect to such moneys shall thereupon cease, without, however, limiting in any way the obligation of the Corporation to pay the principal of and any premium and interest on this Security, subject to any applicable period of limitation prescribed by law.

PURCHASES

The Corporation may at any time purchase Securities in any manner and at any price subject to compliance with applicable law.

CANCELLATION

All Securities which are redeemed will forthwith be cancelled and accordingly may not be reissued or resold.

AUSTRALIAN TAXATION AND PAYMENT OF ADDITIONAL AMOUNTS

All payments by the Corporation of or in respect of, principal of, and any premium and interest on, this Security will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Commonwealth of Australia or any political subdivision or authority thereof or therein having power to tax, unless the withholding or deduction of the taxes, duties, assessments or governmental charges is required by law. In that event, the Corporation or, as the case may be, the Guarantor will pay the additional amounts as may be necessary in order that the net amounts receivable by the Holder of this Security after the withholding or deduction (and after deduction of any additional taxes, duties, assessments or governmental charges payable in respect of such additional amounts) shall equal the respective amounts of principal and interest which would have been receivable in respect of this Security, in the absence of the withholding or deduction. However, no additional amounts will be so payable for or on account of:

(1) any withholding, deduction, tax, duty, assessment or other governmental charge which would not have been imposed but for the fact that the Holder: (A) was a resident, domiciled in or a national of, or engaged in business or maintained a permanent establishment or was physically present in, Australia or otherwise had some connection with Australia other than the mere ownership of, or receipt of payment under, this Security; (B) presented a Security for payment in Australia, unless the Security could not have been presented for payment elsewhere; or (C) presented the Security more than 30 days after the date on which the payment in respect of this Security first became due and payable or provided for, whichever is later, except to the extent that the Holder would have been entitled to the additional amounts if it had presented the Security for payment on any day within the period of 30 days;

(2) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge or any withholding or deduction on account of such taxes;

(3) any tax, assessment or other governmental charge which is payable otherwise than by withholding or deduction from payments of (or in respect of) principal of, or any premium or interest on, this Security;

(4) any withholding, deduction, tax, assessment or other governmental charge which is imposed or withheld by reason of the failure by the Holder of this Security or, if this Security is a Global Security, the beneficial owner of a Security to comply with the Corporation’s request addressed to the Holder or beneficial owner, as the case may be, (A) to provide information concerning the nationality, residence or identity or address of the Holder or the beneficial owner, as the case may be; or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by a statute, treaty, regulation or administrative practice of Australia or any political subdivision or authority thereof or therein having the power to tax as a precondition to exemption from all or part of the withholding, deduction, tax, assessment or other governmental charge; or

(5) any combination of items (1), (2), (3) and (4) above;

nor will any additional amounts be paid with respect to any payment of, or in respect of, the principal of, or any premium or interest on, this Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of the payment to the extent the payment would, under the laws of the Commonwealth of Australia or any political subdivision or authority thereof or therein having the power to tax, be treated as being derived or received for tax purposes by a beneficiary or settlor with respect to the fiduciary or a member of the partnership or a beneficial owner who would not have been entitled to the additional amounts had it been the Holder of this Security.

The Corporation will not be liable to pay additional amounts to any Holder for any deduction or withholding on account of any duties or taxes where those duties or taxes are imposed or levied by or on behalf of the Commonwealth of Australia by virtue of the Holder being an associate of the Corporation (as defined in Section 128F of the Income Tax Assessment Act 1936 (Australia)) or as a result of the Holder being a party to or participating in a scheme to avoid the duties or taxes, being a scheme which the Corporation neither was party to nor participated in.

Any reference herein to principal or interest in respect hereof will also be deemed to refer to any additional amounts which may be payable in respect thereof.

EVENTS OF DEFAULT

With respect to this Security, “Event of Default” means any one of the following events:

(i)	any principal or premium or interest in respect of any Security or any other Global A$ Bond is not paid when due and remains unpaid for a period of 30 days; or

(ii)	the Corporation or the Guarantor fails to perform any other material obligation under any Security or any other Global A$ Bond or the Guarantee thereof and such failure is not remedied within a period of 60 days after written notice of that failure is given by any Holder or the registered owner of any other Global A$ Bond to the Corporation at the specified office of the Fiscal Agent; or

(iii)	the Corporation ceases to be a corporation sole constituted by the Under Treasurer of the State of Queensland pursuant to Section 4(1) of the Statutory Bodies Financial Arrangement Act 1982-89 under the name and style “The Queensland Government Development Authority” as preserved and continued in existence as so constituted as a corporation sole under the name and style “Queensland Treasury Corporation” by the Queensland Treasury Corporation Act 1988 of the State of Queensland (or by any statutory modification or amendment of either of those Acts) unless the obligations of the Corporation under the Securities and all other Global A$ Bonds are forthwith assumed by the Government of Queensland or by a successor statutory body constituted by public Act of the State of Queensland and the Guarantee continues to remain in full force and effect in respect thereof; or

(iv)	the Corporation or the Guarantor shall fail to repay the whole of the principal sum of any of its indebtedness for borrowed money being in excess of U.S.$10,000,000 (or the equivalent thereof in any other currency) within 30 days of the date on which it becomes due and payable or shall fail to repay the whole of the principal sum of any indebtedness for borrowed money being in excess of U.S.$10,000,000 (or the equivalent thereof in any other currency) under any guarantee given by it in respect thereof within 30 days of the date on which it becomes due and payable under that guarantee; or

(v)	the Guarantee shall for any reason cease to be in full force and effect or the Holders of Securities and all other Global A$ Bonds cease to be entitled to the full benefit of the Guarantee in accordance with its terms and it is not forthwith replaced by another guarantee by the Guarantor on substantially the same terms and conditions as the Guarantee or by such other security as may be approved by an Extraordinary Resolution (as defined in the Amended and Restated Fiscal Agency Agreement) of the Holders and the registered owners of all other Global A$ Bonds.

In case one or more Events of Default shall have occurred and be continuing, then in each and every case the principal amount of this Security together with any premium and all accrued interest hereon shall, at the option of, and upon written notice to the Fiscal Agent by, the Holder hereof, mature and become due and payable on the date on which such written notice is received by the Fiscal Agent, unless prior to the receipt of such notice all Events of Default in respect of this Security and all other Global A$ Bonds shall have been cured.

The Corporation will indemnify the Holder of this Security against any costs (including stamp duty) which the Holder may reasonably incur in connection with any proceedings to enforce any of the provisions of this Security.

MEETINGS

Pursuant to the Amended and Restated Fiscal Agency Agreement, the Corporation at any time may, and upon a request in writing made by the Holders of not less than 10% of the principal amount of all Securities then outstanding shall, convene a meeting of Holders. Any such request in writing by the Holder hereof shall be made by filing the same at the office of the Fiscal Agent.

SUBSTITUTION

The Corporation may, without the consent of the Holder, be replaced as principal debtor under the Securities and all other Global A$ Bonds by a successor statutory body constituted by public Act of the State of Queensland, which by the provisions of the Act by which it is constituted assumes all of the obligations of the Corporation under the Securities and all other Global A$ Bonds, or by the Guarantor by execution of a deed by which it assumes all of such obligations, so long as (i) in either case all necessary governmental and regulatory consents and approvals have been obtained for such substitution and (ii) in the case of substitution by a successor statutory body, the Guarantee of the Securities and all other Global A$ Bonds remains in full force and effect and the holders thereof remain entitled to the full benefit of the Guarantee in accordance with its terms.

FURTHER ISSUES

The Corporation may from time to time without the consent of the Holder issue additional Global A$ Bonds which will be consolidated and form a single series with all other Global A$ Bonds having the same interest rate, interest payment dates and maturity date.

NOTICES

All notices regarding the Securities will be duly given if (i) delivered in writing to the Holders and (ii) published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort). If at any time publication in such newspaper is not practicable, notices will be duly given if published in any other leading daily English language newspaper with general circulation in Europe. Such notice shall be deemed to have been given on the date of publication or, if published more than once or on different days, on the date of the first such publication.

MODIFICATION

The Corporation may modify any of the terms or provisions contained in the Securities, in any way with the written consent of the Holders of not less than 66-2/3% in principal amount of the Securities at the time outstanding, provided that (i) if any such modifications would change the terms of payment of the principal of, or any premium or any interest on, any Securities or affect the rights of the Holders of less than all the Securities at the time outstanding, the consent of the Holders of all outstanding Securities is required and (ii) if any such modification would reduce the aforesaid percentage needed for authorization of such modification, the consent of the Holders of all outstanding Securities is required.

The Corporation and the Fiscal Agent may, without the consent of the Holders of the Securities, amend the Securities for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision thereof, or in any manner which the Corporation and the Fiscal Agent may determine which shall not be inconsistent with the Securities and shall not adversely affect the interest of the Holders.

“Maturity” when used with respect to any Security means the date on which the principal of such Security or an instalment of principal becomes due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

“Stated Maturity” when used with respect to any Security or any instalment of principal or any premium or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

This Security shall not become valid or obligatory for any purpose unless and until this Security has been authenticated by Deutsche Bank AG London, or its successor, as London Authenticating Agent, by Deutsche Bank Trust Company Americas, or its successor, as New York Authenticating Agent, or by another Authenticating Agent appointed pursuant to the Amended and Restated Fiscal Agency Agreement.

This Security is transferable or exchangeable by the Holder, in person or by his attorney duly authorized in writing, on the Security Register, but only in the manner and subject to the limitations provided in the Amended and Restated Fiscal Agency Agreement and upon surrender and cancellation of this Security. Upon any registration of transfer or exchange, a new registered Security or Securities of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee or to the registered owner, as the case may be, in exchange therefor.

The Corporation and the Fiscal Agent and any other agent of the Corporation may deem and treat the Holder as the absolute owner hereof (notwithstanding any notice of ownership or writing made by anyone) for the purpose of receiving payment hereof or on account hereof and for all other purposes whether or not this Security shall be overdue.

The Corporation covenants at all times so long as any Security shall be outstanding to maintain in the Borough of Manhattan, the City and State of New York, United States of America, an office or agency for the registration and registration of transfer, as aforesaid, of the Securities. No registrations of transfer or exchanges of Securities shall be required to be made for a period commencing after the close of business on the eighth day (whether or not a business day in any location) next preceding any Interest Payment Date and ending on such Interest Payment Date. The Fiscal Agent (or any other agent appointed by the Corporation) may charge the party requesting any registration of transfer, exchange, registration or discharge from registration of Securities a sum sufficient to reimburse it for any stamp or other tax or other governmental charge required to be paid in connection with any such registration of transfer, exchange, registration or discharge from registration.

In case any Security shall at any time become mutilated or destroyed or stolen or lost and such Security or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Fiscal Agent a new Security of like tenor will be issued by the Corporation in exchange for the Security so mutilated, or in lieu of the Security so destroyed or stolen or lost, but, in the case of any destroyed or stolen or lost Security, only upon receipt of evidence satisfactory to the Fiscal Agent and the Corporation that such Security was destroyed or stolen or lost, and if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Security shall be borne by the owner of the Security mutilated, destroyed, stolen or lost.

The Corporation hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Security, and to constitute the same the valid obligation of the Corporation in accordance with its terms, have been done and performed and have happened in due and strict compliance with the applicable laws of the State of Queensland, Commonwealth of Australia.

[The holder of this Security, by its acceptance hereof, shall be deemed to have appointed the Fiscal Agent and any successor Fiscal Agent appointed by the Corporation in accordance with the Fiscal Agency Agreement, as such holder’s duly authorized attorney and agent (the “Claims Agent”), in the event of any failure by the Corporation and the Guarantor to make any payment when due in respect of this Security, to submit, subject to and in accordance with the terms of the Fiscal Agency Agreement, a claim in the name and on behalf of such holder under the Commonwealth Guarantee in accordance with the applicable Scheme Rules. The Corporation and the Guarantor agree to reimburse the Fiscal Agent for its costs and expenses, including reasonable fees and disbursements of counsel, incurred in connection with the making of any such claim on behalf of the holder of this Security.]

This Security shall be governed by, and interpreted in accordance with, the laws of the State of New York, United States of America, without regard to the conflict of laws principles thereof, except that all matters governing authorization and execution by the Corporation shall be governed by the laws of the State of Queensland, Commonwealth of Australia [and the Commonwealth Guarantee and the Scheme Rules shall be governed by the laws of the Australian Capital Territory, Commonwealth of Australia].

IN WITNESS WHEREOF, Queensland Treasury Corporation has caused this instrument to be duly executed by the facsimile signature of the Under Treasurer of the State of Queensland, Commonwealth of Australia.

QUEENSLAND TREASURY CORPORATION

By
Authorized Signatory

Dated:

Original Issue Date

of the Securities:

GUARANTEE

By a Deed of Guarantee, dated as of December 4, 2001, given under Section 33 of the Queensland Treasury Corporation Act 1988, the Treasurer on behalf of the Government of Queensland, Commonwealth of Australia has guaranteed the due payment of all moneys that are, or may at any time become, payable by Queensland Treasury Corporation on the Global A$ Bonds, including the Security on which this acknowledgment appears.

CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Amended and Restated Fiscal Agency Agreement.

DEUTSCHE BANK AG LONDON,
As Fiscal Agent

By:	By:
Authorized Officer		Authorized Officer

Dated:		Dated:

Exhibit B

[FORM OF PERMANENT GLOBAL, FIXED RATE NOTE]

Unless this certificate is presented by an authorized representative of the Depository Trust Company to the Corporation or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL because the registered owner hereof, Cede & Co., has an interest herein.

No.	CUSIP No.

QUEENSLAND TREASURY CORPORATION

    % Global A$ Bond Due

Authorized and Issued

A$

This Permanent Global Security is a permanent global security in respect of a duly authorized issue of securities of Queensland Treasury Corporation (the “Corporation”), a corporation sole constituted by the Under Treasurer pursuant to the Statutory Bodies Financial Arrangements Act 1982 and continued in existence pursuant to the Queensland Treasury Corporation Act 1988 of the State of Queensland, Commonwealth of Australia, payment of which is guaranteed pursuant to a Deed of Guarantee (the “Guarantee”) given by the Treasurer of the State of Queensland, Commonwealth of Australia, on behalf of the Government of Queensland, as Guarantor (the “Guarantor”), and which are issued and to be issued in one or more series pursuant to an Amended and Restated Fiscal Agency Agreement dated as of December [—], 2009 (the “Amended and Restated Fiscal Agency Agreement”), among the Corporation, Deutsche Bank AG London, as Fiscal Agent and London Paying and Transfer Agent (the “Fiscal Agent”, which term includes any successor fiscal agent under the Amended and Restated Fiscal Agency Agreement), Deutsche Bank Luxembourg S.A., as Luxembourg Paying and Transfer Agent, and Deutsche Bank Trust Company Americas, as New York Paying, Transfer and Authenticating Agent. This Permanent Global Security is one of the series of securities designated “    % Global A$ Bonds Due             ” of the Corporation (the “Securities”), of the Initial Principal Amount specified on Schedule A hereto (such Initial Principal Amount, as it may from time to time be adjusted by endorsements on Schedule A hereto, is hereinafter referred to as the “Principal Amount”) and with the Interest Payment Dates, maturity and other terms hereinafter set forth. The Securities and any Other Securities

(as defined below) issued by the Corporation that are also designated “    % Global A$ Bonds (irrespective of their maturity dates) are hereinafter referred to as “Global A$ Bonds”.

QUEENSLAND TREASURY CORPORATION, a corporation sole constituted by the Under Treasurer pursuant to the Statutory Bodies Financial Arrangements Act 1982 and continued in existence pursuant to the Queensland Treasury Corporation Act 1988 of the State of Queensland, Commonwealth of Australia for value received, hereby promises to pay to Cede & Co., a nominee of The Depository Trust Company (“DTC” or the “Depositary”), or registered assigns, the Principal Amount hereof on             ,             , and to pay to or to the order of the registered holder (the “Holder”) hereof interest on said Principal Amount at the rate of     % per annum, semiannually on (Earlier Interest Payment Date) and (Later Interest Payment Date) in each year (the “Interest Payment Dates”), from the most recent Interest Payment Date to which interest on this Permanent Global Security has been paid next preceding the date hereof (unless the date hereof is an Interest Payment Date to which interest on the Securities has been paid, in which case from the date hereof, or unless the date hereof is prior to the first Interest Payment Date on which interest on said Principal Amount shall become due and payable, in which case from actual date from which interest is to accrue), until the principal hereof is paid or duly made available for payment.

The Corporation covenants at all times, so long as this Permanent Global Security is outstanding, to maintain in the Borough of Manhattan, The City and the State of New York, United States of America, an office or agency for the payment of the principal of and any premium and interest on this Permanent Global Security as herein provided.

Except as otherwise provided herein, the Securities and any other Global A$ Bonds issued by the Corporation are issuable only in the form of Permanent Global Securities representing such Global A$ Bonds in the minimum denomination of A$1,000 and any integral multiple thereof. The Corporation has, for the benefit of the Holders from time to time of the Securities, entered into the Amended and Restated Fiscal Agency Agreement with the Fiscal Agent, providing for the service of the Securities, copies of which Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent. The Amended and Restated Fiscal Agency Agreement may be amended from time to time in accordance with the terms thereof. In acting under the Amended and Restated Fiscal Agency Agreement, the Fiscal Agent is acting solely as agent of the Corporation and does not assume any obligation or relationship of agency or trust for or with any of the owners or Holders of the Securities, except that any funds held by the Fiscal

Agent for payment on the Securities shall be held in trust. The Corporation may have issued, and may from time to time issue, additional series of its notes, bonds, debentures or other evidences of indebtedness under the Amended and Restated Fiscal Agency Agreement (the “Other Securities”). The Other Securities of such additional series are separate and independent from the Securities and may be issued in various aggregate principal amounts, may mature at different times, may bear interest at different rates, may be subject to different redemption provisions (if any), purchase or analogous funds (if any) and may otherwise vary as in the Amended and Restated Fiscal Agency Agreement provided. The Corporation may appoint a separate fiscal agent for the Other Securities of any series in addition to or in lieu of the Fiscal Agent or any other agent which is acting as such agent for such Other Securities.

STATUS

This Permanent Global Security constitutes a direct, unconditional and unsecured obligation of the Corporation, the full faith and credit of which is pledged for the payment and performance of the Securities. The Securities rank pari passu with all other direct and general unsecured obligations of the Corporation for borrowed money without any preference granted by the Corporation one above the other by reason of priority of date of issue, currency of payment or otherwise.

Pursuant to Section 15 of the Queensland Treasury Corporation Act 1988, except to the extent that it is otherwise provided by the Governor in Council of the State of Queensland, all profits made by the Corporation shall accrue to the benefit of the Consolidated Revenue Fund of the State of Queensland and any losses of the Corporation shall be the responsibility of the Consolidated Revenue Fund of the State of Queensland.

GUARANTEE

By the Guarantee, the Guarantor has guaranteed the payment when due of principal and any premium and interest on the Securities and all other Global A$ Bonds. The Guarantee is a direct and unconditional obligation of the Guarantor. All moneys payable by the Guarantor under the Guarantee are a charge upon, and will be paid out of, the Consolidated Revenue Fund of the State of Queensland, which is to the extent necessary appropriated accordingly, and the Guarantee ranks pari passu with all other direct and general unsecured obligations of the Guarantor.

[COMMONWEALTH GUARANTEE

By the Deed of Guarantee in Respect of the Australian Government Guarantee of State and Territory Borrowing dated July 24, 2009 (the “Commonwealth Guarantee”) executed by the Commonwealth of Australia in connection with the Australian Government Guarantee of State and Territory Borrowing Scheme Rules (the “Scheme Rules”), the Commonwealth will guarantee obligations of the Guarantor under the Guarantee.]

INTEREST

Interest shall be payable on the Principal Amount at the rate of     % per annum in two equal semi-annual payments on the Interest Payment Dates set forth above. The Securities are denominated in Australian dollars and payments of principal and interest will be made by the Corporation to the Fiscal Agent in Australian dollars outside Australia. Accrued interest will be computed at the rate of     % per annum on the basis of the actual number of days in any semi-annual period and the actual number of days elapsed.

TRANSFER FOR INSCRIBED STOCK

This Permanent Global Security is transferable in whole or in part for fully paid Inscribed Stock of the Corporation (“Inscribed Stock”) having the same principal amount as the portion hereof to be transferred, the same interest rate, interest payment dates, and maturity date. In order to transfer an interest in this Permanent Global Security for Inscribed Stock, the beneficial owner thereof must contact the DTC participant through which it holds its Securities (a “Participant”) to obtain an original written instrument of election of transfer (the “Election Form”) which will specify the description of the Securities and the amount of the Securities, in denominations of A$1,000 or integral multiples thereof, to be transferred for Inscribed Stock. The beneficial owner must complete and deliver the Election Form to the Participant through which such owner’s interest in the Securities is held. In the case of beneficial owners holding through participants in Clearstream Banking, société anonyme (“Clearstream Luxembourg”) or Euroclear Bank, Brussels office, as operator of the Euroclear system (“Euroclear”), the Election Form must be delivered to such participant for delivery on to Clearstream, Luxembourg or Euroclear. An authorized signatory of the Participant (or Euroclear or Clearstream, Luxembourg) shall sign the Election Form and certify as to such beneficial owner’s holding of such Securities and the name in which the Inscribed Stock is to be registered and forward the Election Form to any of Deutsche Bank AG London, as London Transfer Agent, Deutsche Bank Trust Company Americas, as New York Transfer Agent or to Deutsche Bank Luxembourg S.A.

as Luxembourg Transfer Agent (each, a “Transfer Agent”, which term includes any successor Transfer Agent). Once the Participant (or Euroclear or Clearstream, Luxembourg) receives confirmation from the Transfer Agent that the Election Form has been received, the Participant (in the case of Euroclear or Clearstream, Luxembourg, the Participant that is holding positions in the Securities on behalf of Euroclear or Clearstream, Luxembourg, as the case may be (a “System Depositary”)) will send a free delivery order to the Depositary to deliver the Securities free of payment from the Participant’s account (in the case of Euroclear or Clearstream, Luxembourg, the System Depositary’s account) with the Depositary to the Transfer Agent’s account. In the free delivery order, the Participant (in the case of Euroclear and Clearstream, Luxembourg, the System Depositary) must refer to the transfer and the serial number of the Election Form. Upon the receipt of both the Election Form and the free delivery of the Securities, the Transfer Agent shall instruct National Registries Pty Ltd of Melbourne, Australia, the Registrar of Inscribed Stock, to register the Inscribed Stock in the name of the person specified as transferee in the Election Form, shall instruct the Depositary to withdraw the Securities from the Transfer Agent’s account and shall instruct the Fiscal Agent to reduce the Principal Amount of this Permanent Global Security by the amount transferred for Inscribed Stock. In order to become a holder of the Inscribed Stock as of any record date, both the Election Form and the Securities must be received by the Transfer Agent no later than 12:00 noon (New York City time) on the business day in The City of New York preceding such record date.

EXCHANGE FOR DEFINITIVE SECURITIES

This Permanent Global Security may be exchanged for Definitive Securities in registered form, in the minimum denomination of A$1,000 and in any integral multiple thereof, of like tenor and of an equal aggregate Principal Amount, only if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as Depositary or ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended and a successor Depositary is not appointed by the Corporation within ninety days after receiving such notice or becoming aware that the Depositary is no longer so registered, (ii) the Corporation in its sole discretion determines that this Permanent Global Security shall be exchangeable in whole for Definitive Securities in registered form or (iii) an Event of Default has occurred (as defined below).

ADJUSTMENTS TO PRINCIPAL AMOUNT

Upon transfer or exchange of any portion of this Permanent Global Security for Inscribed Stock or Definitive Securities in registered form the Fiscal Agent shall endorse Schedule A of this Permanent Global Security to reflect the reduction of its Principal Amount by an amount equal to the aggregate principal amount of the portion so transferred or exchanged, whereupon the Principal Amount hereof shall be reduced for all purposes by the amount so transferred or exchanged and noted. Upon issuance by the Corporation of additional Securities of the same series as this Permanent Global Security which are to be evidenced by this Permanent Global Security, the Fiscal Agent shall endorse Schedule A hereto to reflect the increase of its Principal Amount by an amount equal to the principal amount of such additional Securities, whereupon the Principal Amount hereof shall be increased for all purposes by the amount so noted.

REDEMPTION FOR TAXATION REASONS

Should the Corporation, on the occasion of the next payment of principal or interest in respect of this Permanent Global Security, be obliged to pay any Additional Amounts (as defined below) in respect of any Global A$ Bonds, the Corporation may, at its option, on the giving of not less than 30 nor more than 45 days’ notice to the Holders, redeem all of the Securities and all other Global A$ Bonds then outstanding at a redemption price of 100% of their principal amount together with accrued interest to the date fixed for redemption. Notice of redemption of Securities pursuant to this paragraph shall be given in the manner set forth below under “Notices”. Notice having been so given, the Securities shall become due and payable on the redemption date so designated at their principal amount together with accrued interest to such redemption date. After the redemption date specified in said notice, provided payment is made or duly provided for pursuant thereto, interest on the Securities shall cease to accrue.

PAYMENTS

Unless the Holder hereof has elected to receive payment in whole or in part in United States dollars (“U.S. dollars”) as provided in the following paragraph, payment of the principal of and any premium and interest on this Permanent Global Security will be made at the corporate trust office of the New York Paying Agent, in the Borough of Manhattan, The City and the State of New York, United States of America, at the corporate trust office of the Luxembourg Paying Agent in Luxembourg and at the corporate trust office of the London Paying Agent in London and, subject to applicable laws and regulations, in such other place or places as are designated by the Corporation, by transfer to an Australian dollar account maintained by the payee with a bank outside the Commonwealth of Australia, in such coin or currency of the Commonwealth of Australia as at the time of payment is legal tender for the payment therein of public and private debts. Notwithstanding the foregoing, interest payable in U.S. dollars on any Interest Payment Date will be paid by check mailed to an address outside the Commonwealth of Australia to the person in whose name this Permanent Global Security is registered at the close of business on the eighth day (whether or not a business day in any location) next preceding such Interest Payment Date at such person’s address appearing on the Security Register (as defined in the Amended and Restated Fiscal Agency Agreement), notwithstanding the subsequent cancellation of this Permanent Global Security prior to such Interest Payment Date, and no interest shall be paid on this Permanent Global Security on such Interest Payment Date if the name of its Holder was entered as such on the Security Register after the close of business on the eighth day (whether or not a business day in any location) next preceding such Interest Payment Date; provided that interest payable on this Permanent Global Security not punctually paid or duly provided for on any such Interest Payment Date shall cease to be so payable, but shall instead be payable to the person in whose name this Permanent Global Security is registered at the close of business on such date as shall be determined by the Corporation in any lawful manner consistent with the requirements, including notice requirements, of any securities exchange upon which the Securities may be listed. If the due date for payment of any amount of principal or premium or interest in respect of this Permanent Global Security is not a business day in The City of New York, Luxembourg and Sydney, Australia, then the Holder shall not be entitled to payment of the amount due until the next following day that is a business day in The City of New York, Luxembourg and Sydney, Australia and will not be entitled to any further interest or other payment in respect of such delay. As used herein, “business day” means, with respect to a specified location, any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in such location are authorized or required by law to close.

The Holder of this Permanent Global Security may elect by notice to Deutsche Bank Trust Company Americas, as New York Paying Agent (which term shall include any successor paying agent) or to Deutsche Bank Luxembourg S.A., as Luxembourg Paying Agent or to Deutsche Bank AG London, as London Paying Agent, to have all or a portion of any payment of principal or premium or interest hereon converted by Deutsche Bank Trust Company Americas (the “Exchange Rate Agent” which term includes any successor exchange rate agent under the Amended and Restated Exchange Rate Agency Agreement dated as of November 1, 2002 between the Corporation and Deutsche Bank Trust Company Americas) into U.S. dollars. The U.S. dollar amount to be received upon such an election will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second day that is a business day in The City of New York and Sydney,

Australia preceding the applicable payment date, from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of U.S. dollars for Australian dollars for settlement on the next succeeding payment date in the aggregate amount of Australian dollars payable in respect of which any Holder has elected U.S. dollar payments and at which the applicable dealer commits to execute a contract (the “Exchange Rate”). If three such bid quotations are not available on such date, payments will be made in Australian dollars. All currency exchange costs will be borne by the Holder by deductions from such payments.

In order to provide for the payment of principal of and interest on the Securities as the same shall become due, the Corporation hereby agrees to pay to the Paying Agents at their respective offices, in such coin or currency of the Commonwealth of Australia as at the time of payment is legal tender for the payment therein of public and private debts, by the opening of business (New York time, London time or Luxembourg time, as the case may be) on the date on which the same shall become due, all amounts becoming payable on the Securities for principal and any premium and interest, and the Paying Agents shall apply, or cause to be applied, such amounts to the payment of the principal of and interest on the Securities in accordance with the terms hereof, and until so applied shall hold such funds in trust for such purpose.

Any moneys paid by the Corporation to the Paying Agents for the payment of the principal of or premium or interest on this Permanent Global Security, and remaining unclaimed at the end of two years after the principal of all the Securities shall have become due and payable, or after such premium or interest shall have become due and payable, shall then be repaid to the Corporation and upon such repayment the aforesaid trust shall terminate and all liability of the Paying Agents with respect to such moneys shall thereupon cease, without, however, limiting in any way the obligation of the Corporation to pay the principal of and any premium and interest on this Permanent Global Security, subject to any applicable period of limitation prescribed by law.

PURCHASES

The Corporation may at any time purchase Securities in any manner and at any price subject to compliance with applicable law.

CANCELLATION

All Securities which are redeemed will forthwith be cancelled and accordingly may not be reissued or resold.

AUSTRALIAN TAXATION AND PAYMENT OF ADDITIONAL AMOUNTS

All payments by the Corporation of or in respect of, principal of, and any premium and interest on, this Security will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Commonwealth of Australia or any political subdivision or authority thereof or therein having power to tax, unless the withholding or deduction of the taxes, duties, assessments or governmental charges is required by law. In that event, the Corporation or, as the case may be, the Guarantor will pay the additional amounts as may be necessary in order that the net amounts receivable by the Holder of this Security after the withholding or deduction ( and after deduction of any additional taxes, duties, assessments or governmental charges payable in respect of such additional amounts) shall equal the respective amounts of principal and interest which would have been receivable in respect of this Security, in the absence of the withholding or deduction. However, no additional amounts will be so payable for or on account of:

(1) any withholding, deduction, tax, duty, assessment or other governmental charge which would not have been imposed but for the fact that the Holder: (A) was a resident, domiciled in or a national of, or engaged in business or maintained a permanent establishment or was physically present in, Australia or otherwise had some connection with Australia other than the mere ownership of, or receipt of payment under, this Security; (B) presented a Security for payment in Australia, unless the Security could not have been presented for payment elsewhere; or (C) presented the Security more than 30 days after the date on which the payment in respect of the Security first became due and payable or provided for, whichever is later, except to the extent that the Holder would have been entitled to such additional amounts if it had presented the Security for payment on any day within such period of 30 days;

(2) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge or any withholding or deduction on account of such taxes;

(3) any tax, assessment or other governmental charge which is payable otherwise than by withholding or deduction from payments of (or in respect of) principal of, or any premium or interest on, this Security;

(4) any withholding, deduction, tax, assessment or other governmental charge which is imposed or withheld by reason of the failure by the Holder of this Security or, if this Security is a Global Security, the beneficial owner of such a Security to comply with the Corporation’s request addressed to the Holder or beneficial owner, as the case may be, (A) to provide information concerning the nationality, residence, identity or address of the Holder or such beneficial owner, as the case may be; or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by a statute, treaty, regulation or administrative practice of Australia or any political subdivision or authority thereof or therein having the power to tax as a precondition to exemption from all or part of such withholding, deduction, tax, assessment or other governmental charge; or

(5) any combination of items (1), (2), (3) and (4) above;

nor will any additional amounts be paid with respect to any payment of, or in respect of, the principal of, or any premium or interest on, this Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of the payment to the extent such payment would, under the laws of the Commonwealth of Australia or any political subdivision or authority thereof or therein having the power to tax, be treated as being derived or received for tax purposes by a beneficiary or settlor with respect to the fiduciary or a member of the partnership or a beneficial owner who would not have been entitled to the additional amounts had it been the holder of this Security.

The Corporation will not be liable to pay additional amounts to any Holder for any deduction or withholding on account of any duties or taxes where those duties or taxes are imposed or levied by or on behalf of the Commonwealth of Australia by virtue of the Holder being an associate of the Corporation (as defined in Section 128F of the Income Tax Assessment Act 1936 (Australia)) or as a result of the Holder being a party to or participating in a scheme to avoid such duties or taxes, being a scheme which the Corporation neither was party to nor participated in.

Any reference herein to principal or interest in respect hereof will also be deemed to refer to any additional amounts which may be payable in respect thereof.

EVENTS OF DEFAULT

With respect to this Permanent Global Security, “Event of Default” means any one of the following events:

(i) any principal or premium or interest in respect of any Security or any other Global A$ Bond is not paid when due and remains unpaid for a period of 30 days; or

(ii) the Corporation or the Guarantor fails to perform any other material obligation under any Security or any other Global A$ Bond or the Guarantee thereof and such failure is not remedied within a period of 60 days after written notice of that failure is given by any Holder or the registered owner of any other Global A$ Bond to the Corporation at the specified office of the Fiscal Agent; or

(iii) the Corporation ceases to be a corporation sole constituted by the Under Treasurer of the State of Queensland pursuant to Section 4(1) of the Statutory Bodies Financial Arrangement Act 1982 under the name and style “The Queensland Government Development Authority” as preserved and continued in existence as so constituted as a corporation sole under the name and style “Queensland Treasury Corporation” by the Queensland Treasury Corporation Act 1988 of the State of Queensland (or by any statutory modification or amendment of either of those Acts) unless the obligations of the Corporation under the Securities and all other Global A$ Bonds are forthwith assumed by the Government of Queensland or by a successor statutory body constituted by public Act of the State of Queensland and the Guarantee continues to remain in full force and effect in respect thereof; or

(iv) the Corporation or the Guarantor shall fail to repay the whole of the principal sum of any of its indebtedness for borrowed money being in excess of U.S.$10,000,000 (or the equivalent thereof in any other currency) within 30 days of the date on which it becomes due and payable or shall fail to repay the whole of the principal sum of any indebtedness for borrowed money being in excess of U.S.$10,000,000 (or the equivalent thereof in any other currency) under any guarantee given by it in respect thereof within 30 days of the date on which it becomes due and payable under that guarantee; or

(v) the Guarantee shall for any reason cease to be in full force and effect or the Holders of Securities and all other Global A$ Bonds cease to be entitled to the full benefit of the Guarantee in accordance with its terms and it is not forthwith replaced by another guarantee by the Guarantor on substantially the same terms and conditions as the Guarantee or by such other security as may be approved by an Extraordinary Resolution (as defined in the Amended and Restated Fiscal Agency Agreement) of the Holders and the registered owners of all other Global A$ Bonds.

In case one or more Events of Default shall have occurred and be continuing, then in each and every case the principal amount of this Permanent Global Security together with any premium and all accrued interest hereon shall, at the option of, and upon written notice to the Fiscal Agent by, the Holder hereof, mature and become due and payable on the date on which such written notice is received by the Fiscal Agent, unless prior to the receipt of such notice all Events of Default in respect of this Permanent Global Security and all other Global A$ Bonds shall have been cured.

A beneficial owner of an interest in this Permanent Global Security must give notices to the Corporation and the Guarantor in connection with any Event of Default, and exercise any other rights against the Corporation and the Guarantor as a result of such Event of Default, through the Participant through which it holds such beneficial interest.

The Corporation will indemnify the Holder of this Permanent Global Security against any costs (including stamp duty) which the Holder (or the beneficial owner of an interest in this Permanent Global Security or any person in the chain between the Holder and such beneficial owner) may reasonably incur in connection with any proceedings to enforce any of the provisions of this Permanent Global Security.

MEETINGS

Pursuant to the Amended and Restated Fiscal Agency Agreement, the Corporation at any time may, and upon a request in writing made on behalf of one or more beneficial owners of interests in this Permanent Global Security or any other Global A$ Bonds beneficially owning in the aggregate not less than 10% of the principal amount of all Securities then outstanding shall, convene a meeting of Holders. Any such request in writing by the Holder hereof shall be made by filing the same at the office of the Fiscal Agent.

SUBSTITUTION

The Corporation may, without the consent of the Holder, be replaced as principal debtor under the Securities and all other Global A$ Bonds by a successor statutory body constituted by public Act of the State of Queensland, which by the provisions of the Act by which it is constituted assumes all of the obligations of the Corporation under the Securities and all other Global A$ Bonds, or by the Guarantor by execution of a deed by which it assumes all of such obligations, so long as (i) in either case all necessary governmental and regulatory consents and approvals have been obtained for such substitution and (ii) in the case of substitution by a successor statutory body, the Guarantee of the Securities and all other Global A$ Bonds remains in full force and effect and the holders thereof remain entitled to the full benefit of the Guarantee in accordance with its terms.

FURTHER ISSUES

The Corporation may from time to time without the consent of the Holder issue additional Global A$ Bonds which will be consolidated and form a single series with all other Global A$ Bonds having the same interest rate, interest payment dates and maturity date.

NOTICES

All notices regarding the Securities will be duly given if (i) delivered in writing to the registered Holder and (ii) published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort). If at any time publication in such newspaper is not practicable, notices will be duly given if published in any other leading daily English language newspaper with general circulation in Europe. Such notice shall be deemed to have been given on the date of publication or, if published more than once or on different days, on the date of the first such publication.

MODIFICATION

The Corporation may modify any of the terms or provisions contained in the Securities, in any way with the written consent of the Holder acting on behalf of the beneficial owners of not less than 66-2/3% in principal amount of the Securities at the time outstanding, provided that (i) if any such modifications would change the terms of payment of the principal of, or any premium or any interest on, any Securities or affect the rights of the Holder with respect to less than all the Securities at the time outstanding, the consent of the Holder is required on behalf of the beneficial owners of all outstanding Securities and (ii) if any such modification would reduce the aforesaid percentage needed for authorization of such modification, the consent of the Holder on behalf of the beneficial owners of all outstanding Securities is required.

The Corporation and the Fiscal Agent may, without the consent of the Holder of this Permanent Global Security, amend this Permanent Global Security for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision thereof, or in any manner which the Corporation and the Fiscal Agent may determine which shall not be inconsistent with the Securities and shall not adversely affect the interest of the Holder.

This Permanent Global Security shall not become valid or obligatory for any purpose unless and until this Permanent Global Security has been authenticated by Deutsche Bank AG London, or its successor, as London Authenticating Agent, by Deutsche Bank Trust Company Americas, or its successor, as New York Authenticating Agent, or by another Authenticating Agent appointed pursuant to the Amended and Restated Fiscal Agency Agreement.

This Permanent Global Security is transferable or exchangeable by the Holder, in person or by his attorney duly authorized in writing, on the Security Register, but only in the manner and subject to the limitations provided in the Amended and Restated Fiscal Agency Agreement and upon surrender and cancellation of this Permanent Global Security. Upon any registration of transfer or exchange, a new registered Security or Securities of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee or to the registered owner, as the case may be, in exchange therefor.

The Corporation and the Fiscal Agent and any other agent of the Corporation may deem and treat the Holder as the absolute owner hereof (notwithstanding any notice of ownership or writing made by anyone) for the purpose of receiving payment hereof or on account hereof and for all other purposes whether or not this Permanent Global Security shall be overdue.

The Corporation covenants at all times so long as this Permanent Global Security shall be outstanding to maintain in the Borough of Manhattan, the City and State of New York, United States of America, an office or agency for the registration and registration of transfer, as aforesaid, of the Securities. No registrations of transfer or exchanges of Securities shall be required to be made for a period commencing after the close of business on the eighth day (whether or not a business day in any location) next preceding any Interest Payment Date and ending on such Interest Payment Date. The Fiscal Agent (or any other agent appointed by the Corporation) may charge the party requesting any registration of transfer, exchange, registration or discharge from registration of Securities a sum sufficient to reimburse it for any stamp or other tax or other governmental charge required to be paid in connection with any such registration of transfer, exchange, registration or discharge from registration.

In case any Security shall at any time become mutilated or destroyed or stolen or lost and such Security or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Fiscal Agent a new Security of like tenor will be issued by the Corporation in exchange for the Security so mutilated, or in lieu of the Security so destroyed or stolen or lost, but, in the case of any destroyed or stolen or lost Security, only upon receipt of evidence satisfactory to the Fiscal Agent and the Corporation that such Security was destroyed or stolen or lost, and if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Security shall be borne by the owner of the Security mutilated, destroyed, stolen or lost.

The Corporation hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Permanent Global Security, and to constitute the same the valid obligation of the Corporation in accordance with its terms, have been done and performed and have happened in due and strict compliance with the applicable laws of the State of Queensland, Commonwealth of Australia.

[The holder of this Security, by its acceptance hereof, shall be deemed to have appointed the Fiscal Agent and any successor Fiscal Agent appointed by the Corporation in accordance with the Fiscal Agency Agreement, as such holder’s duly authorized attorney and agent (the “Claims Agent”), in the event of any failure by the Corporation and the Guarantor to make any payment when due in respect of this Security, to submit, subject to and in accordance with the terms of the Fiscal Agency Agreement, a claim in the name and on behalf of such holder under the Commonwealth Guarantee in accordance with the applicable Scheme Rules. The Corporation and the Guarantor agree to reimburse the Fiscal Agent for its costs and expenses, including reasonable fees and disbursements of counsel, incurred in connection with the making of any such claim on behalf of the holder of this Security.]

This Security shall be governed by, and interpreted in accordance with, the laws of the State of New York, United States of America, without regard to the conflict of laws principles thereof, except that all matters governing authorization and execution by the Corporation shall be governed by the laws of the State of Queensland, Commonwealth of Australia [and the Commonwealth Guarantee and the Scheme Rules shall be governed by the laws of the Australian Capital Territory, Commonwealth of Australia].

IN WITNESS WHEREOF, Queensland Treasury Corporation has caused this instrument to be duly executed by the facsimile signature of the Under Treasurer of the State of Queensland, Commonwealth of Australia.

QUEENSLAND TREASURY CORPORATION

By
Authorized Signatory

Dated:

Original Issue Date

of the Securities:

GUARANTEE

By a Deed of Guarantee, dated as of December 4, 2001, given under Section 33 of the Queensland Treasury Corporation Act 1988, the Treasurer on behalf of the Government of Queensland, Commonwealth of Australia has guaranteed the due payment of all moneys that are, or may at any time become, payable by Queensland Treasury Corporation on the Global A$ Bonds, including the Securities represented by the Permanent Global Security on which this acknowledgement appears.

CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Amended and Restated Fiscal Agency Agreement.

DEUTSCHE BANK AG LONDON,
As Fiscal Agent

By:	By:
Authorized Officer		Authorized Officer

Dated:	Dated:

QUEENSLAND TREASURY CORPORATION

    % Global A$ Bonds Due

SCHEDULE A

Initial Principal Amount:    $A

Adjustments:

	Amount of		New Principal
Date	Increase	Decrease	Amount	Authorization

Exhibit C

CORPORATION ORDER

C-1